qualigen THERAPEUTICS Driven to Deliver



Corporate Presentation

Nasdaq: QLGN

February 2023

Forward-Looking Statements

This presentation contains statements about our future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by these forward-looking statements as a result of various factors, including whether preclinical or clinical development of our drugs or therapeutic devices will be successful; whether clinical trials will be approved to begin by or will proceed as contemplated by any projected timeline; whether clinical data will be favorable or whether such trials will confirm any improvements over other products or have any serious adverse effects; whether any drugs or therapeutic devices will receive regulatory approvals or will be commercially successful; whether patents will issue on our owned and in-licensed patent applications; whether any such patents, along with our current owned and in-licensed patents will prevent competition; whether we will be able to maintain or expand market demand and/or market share for our diagnostic products; competitive pressures; our ability to retain member of our senior management; our ability to raise additional funds to finance our operations; and other factors discussed from time to time in our news releases, public statements and/or filings with the Securities and Exchange Commission ("SEC"), especially the "Risk Factors" sections of our Annual and Quarterly Reports on Forms 10-K and 10-Q.

The forward-looking statements included in this presentation represent our views as of the date of this presentation. Except as may be required by law, we expressly disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise. While we may elect to update these forward-looking statements in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation.

Investment Highlights

qualigen THERAPEUTICS Driven to Deliver

- **Diversified life sciences company** developing platform treatments for rare adult and pediatric cancers with potential for Orphan Drug Designation, while commercializing diagnostics
- **Oncology-focused therapeutic pipeline:**
    - QN-302, G4-selective transcription inhibitor for potential treatment of G4-targeted tumors (e.g., pancreatic cancer)
    - RAS platform for potential treatment of advanced solid tumors (KRAS G12D/G12C)
    - QN-247, nucleolin-targeted therapeutic for potential treatment of nucleolin-expressing malignancies
- **Revenue driver is FastPack®, proprietary blood-based diagnostics platform**
    - Immunoassay tests for prostate cancer, thyroid function, and metabolic disorders
    - In April 2022, resumed rights to receive 100% of revenues from distributor
- **In May 2022, acquired majority stake in NanoSynex Ltd.,** Israeli-based diagnostics company
- Cash position is expected to fund operations into the third quarter of 2023, including the IND package for QN-302 and discovery efforts for a lead RAS candidate



Pipeline and Products

Therapeutic	Potential Indications	Discovery	Lead Optimization	Preclinical	IND-Enabling	Collaborator
QN-302	**G4-Targeted Tumors** (PDAC*, prostate, sarcomas, GIST*)	→	→	→	→	UCL
RAS	**Advanced Solid Tumors** (KRAS G12C/G12D)	→				University of Louisville
QN-247†	**Nucleolin-Expressing Malignancies** (TNBC*, AML*, GBM*)	→	→			University of Louisville

Diagnostic	Indications	Development	Registration	Commercial	Collaborator
FastPack®	Prostate Cancer, Metabolic	→	→	→	**In-House**

**PDAC= Pancreatic Ductal Adenocarcinoma, GIST= Gastrointestinal Stromal Tumors, TNBC= Triple Negative Breast Cancer, AML= Acute Myeloid Leukemia, GBM= Glioblastoma Multiforme*
†Seeking partnering opportunities

2022 Key Achievements

qualigen THERAPEUTICS Driven to Deliver

H1 2022

QN-302

- ✓ In-licensed G4-selective transcription inhibitor program from University College London
- ✓ Selected CRO for preclinical development
- ✓ Presented three posters on efficacy and structure at 2022 AACR Annual Meeting
- ✓ Initiated IND-enabling studies
- ✓ Selected GMP vendor for scale-up

RAS

- ✓ Two abstracts accepted at 2022 ASCO Annual Meeting in June[1]

Diagnostics

- ✓ Reclaimed FastPack distribution rights from former exclusive distributor
- ✓ Acquired majority stake in NanoSynex, developer of AST[2] multiplexing technology

H2 2022

QN-302

- ✓ Initiated exploratory toxicology
- ✓ Presented two posters on safety and potential biomarker data at AACR Pancreatic Cancer Specialty Conference
- ✓ Pre-IND FDA interaction

QN-247

- ✓ *TNBC in vivo* efficacy readout

RAS

- ✓ Presented two posters at 4th NCI RAS Symposium

[1]Previously accepted at AACR RAS specialty conference;
[2]Antimicrobial Susceptibility Testing

2023 Milestones[1]

Q1 2023

QN-302

- ✓ Orphan Drug Designation granted by FDA for pancreatic cancer
- ✓ Initiated GLP toxicology

RAS

- Present data at major scientific conference[2]

Q2 2023

QN-302

- Present data at major scientific conference[2]
- Submit IND application
- Select partner for G4 biomarker development

QN-247

- Present data at major scientific conference[2]

H2 2023

QN-302

- Readout of additional data on in vivo model(s)
- Initiate activation of first Phase 1a clinical trial site
- Enroll first patient in Phase 1a dose escalation clinical study

RAS

- Present data at major scientific conference
- Identification of in vivo candidate

[1]*Subject to external CROs and impact from Covid-19 pandemic;* [2]*Specifics to be announced*

QN-302: Targeting G4s to Inhibit Cancer Replication

qualigen THERAPEUTICS Driven to Deliver

- Qualigen licensed G4*-Selective Transcription Inhibitors from UCL in January 2022, including lead compound QN-302
- G4s are overrepresented in many oncogenes; their prevalence is significantly greater in cancerous vs. normal cells
- QN-302 has stabilized G4 complexes, impeding transcription, replication, or translation of cancer genes containing G4s
- Orphan Drug Designation granted by FDA in January 2023 for treatment of Pancreatic Cancer


G4-selective high-affinity small molecule
Promoter G4 with bound G4-small molecule inhibits precession of RNA polymerase and halts transcription
Promoter duplex DNA
Promoter duplex DNA

Figure. G4s Impede Transcription of Cancer Genes

Credit: Dr. Stephen Neidle, UCL



Dr. Neidle has published over 500 papers and reviews and holds 14 patents

*G4 = G Quadruplex

QN-302: Potential Therapeutic for Pancreatic Cancer

- Pancreatic cancer is the 4th deadliest cancer in the US[1]
  - Five-year survival rate of only 11.5%[1]
  - 1-in-4 die within the first month after diagnosis[2]
- Pancreatic cancer therapeutics market projected to grow (CAGR of 7.54%) to $3.73B by 2027[3]
- QN-302 has shown inhibition of target gene expression and reduction in cell growth in variety of PDAC[4] cell lines at nM concentrations in vivo and in vitro
- Mice treated with QN-302 have shown longer survival durations in pancreatic cancer in vivo models vs. historically shown standard of care gemcitabine
- QN-302 has demonstrated significant anti-tumor activity in PDAC in patient-derived PDAC xenograft models
- GLP toxicology studies ongoing; IND submission estimated Q2 2023



[1]https://seer.cancer.gov/statfacts/html/pancreas.html; [2]National Cancer Institute; [3]Market Data Forecast; [4]Pancreatic Ductal Adenocarcinoma

QN-302 Significantly Inhibited Tumor Growth

qualigen THERAPEUTICS Driven to Deliver

Xenograft Data in MIA-PACA2 Pancreatic Cancer Model



Vehicle control B/W*
Dosing stopped
QN-302 1mg/kg B/W
Tumor Volume
(Percent of starting volume)
0
400
800
1200
1600
1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 53 55
Treatment day

- QN-302 produced tumor growth arrest and tumor regression *in vivo* MIA-PACA2 model
- Compound and dosing schedule was well-tolerated, no sign of adverse effects
- QN-302 active in both dosage regimens used, 1x weekly and 2x weekly, both at 1 mg/kg dose: $P < 0.05$ and $P < 0.005$ (Student's t-test)
- Some QN-302 treated tumors completely disappeared; no regrowth >25 days post-dosing

28 days IV administration, followed by 25 days measurement. Data shown is mean ± SD n=8 up to day 28 and n=4 to the end of the study

**B/W = twice weekly dosing*

Data Generated at Axis Bio

QN-302: Proposed Phase 1a Clinical Study

qualigen THERAPEUTICS Driven to Deliver

Primary Objective:
Safety, Tolerability, Recommended Phase 2 Dose (RP2D)

Study Design:
Open-label, multicenter, dose-escalation and expansion, safety, pharmacodynamics, pharmacokinetics

Dosing:
Single agent, intravenously at four dose levels (3+3 design)

Phase 1a Dose Escalation

Dose 1	Dose 2	Dose 3	End
Day 1	Day 8	Day 15	Day 28

QN-302 for potential treatment of <u>advanced metastatic solid tumors</u> (all-comers)

Phase 1b Dose Expansion

RAS: Key Driver for Advanced Solid Tumors

- RAS is the most common cancer oncogene, present in about 25% of all cancers
  - Activates mutations in one of the three human RAS gene isoforms (KRAS, HRAS or NRAS)
  - Acts as a "hub" that activates multiple effectors; blocking any single pathway can be ineffective
- RAS-targeted small molecule compounds prevent mutated RAS gene proteins from binding to their effector proteins
- RAS-targeted compounds inhibit growth across in vitro cell lines, exhibiting a range of RAS mutations
- Potential indications in advanced solid tumors such as pancreatic, colorectal and lung
- Emerging KRAS G12C resistance data affecting depth and duration of responses suggests need for pan-RAS approach

RAS Pathway



RECEPTOR STIMULATION
SHP2
KRAS^{G12C} Inhibitors
AMG 510
MRTX849
GEF COMPLEX
SOS1
GDP
GTP
SOS1
inhibitors
BI 1701963
RAS GDP
(OFF)
QLGN RAS
COMPOUNDS
RAS GTP
(ON)
Tricomplex
inhibitor
GAP COMPLEX
(NF1)
RAF
MEK
ERK
PROLIFERATION,
SURVIVAL
Combination therapies proposed include combining KRAS inhibitors with QLGN RAS GDP/GTP protein-protein interaction inhibitors and inhibitors of SHP2 and MEK

RAS: Potent Antitumor Activity of Preclinical Candidates


H441 Xenograft
Tumor volume mm³
1200
1000
800
600
400
200
0
Control
Compound 1

Dose regimen:
20 mg/kg ip
q2d, 21 days

Lung cancer cell line with KRAS-G12V

Compound 1 showed remarkable antitumor activity in H441 mouse xenograft model


Syngeneic Tumor Graft
Tumor volume x10 in mm³
80
60
40
20
0
ns
P= .0365
P=0.015
control
PDL1
Compound 2
Comp. 2/PDL1

Dose regimen
(Compound 2):
1 mg/kg ip q2d,
28 days

KPC cells = RAS*/p53* murine cell line from a transgenic mouse pancreatic adenocarcinoma

Compound 2 showed anti-tumor activity both as single agent and synergistically in combination with Anti-PDL1 checkpoint therapy (1X per week)

Data generated at University of Louisville

QN-247: Selectively Targeting Cancer Cells

qualigen THERAPEUTICS Driven to Deliver

- QN-247 is an oligonucleotide-GNP* conjugate drug candidate with potential to treat heterogeneous cancer types
- QN-247 has been shown to selectively bind to nucleolin present on surface of tumor cells, promoting cell death
- Potential indications include high nucleolin-expressing malignancies, particularly AML* and TNBC*
- Studies in TNBC demonstrated enhanced activity of QN-247 compared to DNA aptamer AS1411 alone
  - Significant reduction in tumor volume
  - Stable body weight
- Global IP covering compositions of matter and uses in-licensed from the University of Louisville

Seeking partners to advance QN-247 program in TNBC and other malignancies

MDA-MB-231 Xenograft



Tumor Volume (mm3)
1200
1000
800
600
400
200
0
Vehicle
GNP
Control Aptamer
AS1411
AS1411-GNP*
0 2 4 6 8 10 12 14
Days
Body Weight (g)
24
20
16
12
8
4
0
Vehicle
GNP
Control Aptamer
AS1411
AS1411-GNP*
0 2 4 6 8 10 12 14
Days

Dose regimen:
1 mg/kg ip qd,
12 days

Triple negative breast cancer cell line

**Represents similar formulation as QN-247*

Source: *Malik et al. Oncotarget.*

**GNP= Gold Nanoparticle; AML=Acute Myeloid Leukemia, TNBC= Triple Negative Breast Cancer*

FastPack® Diagnostic System

- Proprietary blood-based diagnostics platform developed by Qualigen and launched in 2001
- Rapid and highly accurate immunoassay testing system with FastPack® Analyzer placed in over 1,000 physician offices worldwide
- Over $127 million cumulative sales since launch
- Tests include prostate cancer, thyroid function, metabolic disorders and research applications
- In April 2022, resumed rights to receive 100% of revenues following expiry of external distributor contract





FastPack® Diagnostic Platform

qualigen THERAPEUTICS Driven to Deliver

- ✓ Quick turnaround time in minutes
- ✓ Highly accurate results obtained during physician office visit can enable real time adjustment of treatment
- ✓ Relatively low ancillary overhead costs (regarding access and management of lab results)
- ✓ Lower maintenance costs versus large high throughput competitors
- ✓ Small footprint
- ✓ Straightforward pricing
- ✓ Ease of use supported by efficient training

Ongoing R&D partnerships to commercialize FastPack technology outside the United States



Example: PSA* Method Comparison
FastPack vs Leading Competitor
Multicenter study n=1077
Slope = 0.8418
Y-Intercept = 0.5258
R^2 = 0.914
R = 0.956
PSA Value (ng/mL) from FastPack
50.0
45.0
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
0.0
5.0
10.0
15.0
20.0
25.0
30.0
35.0
40.0
45.0
50.0
PSA (ng/mL) from Competitor

PSA Value (ng/mL) from Competitor

PSA = Prostate-Specific Antigen

NanoSynex Investment

- In May 2022, Qualigen acquired a majority stake in Israel-based NanoSynex
- NanoSynex mission is to save lives by fighting antibiotic resistant bacteria using a rapid personalized antimicrobial susceptibility test (AST)
- NanoSynex aims to provide a faster and more accurate solution:
  - Faster patient recovery
  - Lower healthcare costs
  - Save lab space
- The patent-protected NanoSynex technology may have broader potential for additional applications that can benefit from small footprint, high multiplexing assays, such as chemistry and immunology panels
- Qualigen capabilities are synergistic with the NanoSynex AST platform



NanoSynex benchtop reader and test card utilizes rapid fluorescent readout and microfluidic multiplexing technologies

In Summary

- **Diversified life sciences company** developing platform treatments for rare adult and pediatric cancers with potential for Orphan Drug Designation, while commercializing diagnostics
- **Oncology-focused therapeutic pipeline:**
  - QN-302, G4-selective transcription inhibitor for potential treatment of G4-targeted tumors
  - RAS platform for potential treatment of advanced solid tumors (KRAS G12D/G12C)
  - QN-247, nucleolin-inhibitor for potential treatment of nucleolin-expressing malignancies
- **Revenue driver is FastPack®, proprietary blood-based diagnostics platform**
  - Partnership to develop next-generation FastPack product with Yi Xin
- **Team:** Leadership team with expertise in development and commercialization
- **Partnerships:** Leveraging commercial and academic relationships
  - Prominent investigators at University College London and University of Louisville
  - Seeking partners to advance QN-247 program in TNBC and other malignancies
  - Diagnostics diversification through majority stake in NanoSynex
- **Resources:** Sufficient runway to support therapeutics into Q3 2023
- **Value:** Comprehensive global portfolio of in-house and in-licensed intellectual property



Leadership Team



Michael S. Poirier
Chief Executive Officer, Chairman

- Founded Qualigen in 1996
- Previous operations, marketing and commercialization in key roles at Abbott, Sanofi Pasteur and Ashirus Technologies
- Officer in the United States Navy, assigned to the US Atlantic Fleet



Christopher Lotz
VP, Chief Financial Officer

- Joined Qualigen in 2002
- Previously, held financial leadership roles at rapidly growing companies in the software, manufacturing and media industries



Benedict M. Abugan
VP, Diagnostics, Corporate Communications

- Joined Qualigen in 2000
- Over two decades experience in medical diagnostics and therapeutics
- Held various positions at leading biotech companies, including Biosite Diagnostics, Acon Laboratories, and Scantibodies Laboratories



Amy Broidrick
President, Chief Strategy Officer, Director

- Joined Qualigen in 2020, initially as independent Director on the Board
- 27 years in biopharmaceutical industry
- Leader at Merck, Pfizer (G.D. Searle), Arena, and Viking Therapeutics
- Key roles in strategy, launching and growing blockbuster and specialty drugs



Tariq Arshad, MD, MBA
SVP, Chief Medical Officer

- Joined Qualigen in 2021
- Oncologist with expertise in both early and late-stage clinical development
- Leadership at Becton Dickinson, Sanofi Genzyme, Humanigen, XOMA, Merck, Genentech, and Pfizer



Shishir K. Sinha
SVP, Chief Operating Officer

- Joined Qualigen in 2006
- Previously, held leadership roles in the molecular diagnostics industry including Nanogen, Celera Diagnostics and Sequenom

qualigen THERAPEUTICS Driven to Deliver



February 2023